Exhibit 99.1

PRESS RELEASE

AnalogicTech Announces Date of Annual Meeting of Stockholders

Santa Clara, CA – October 12, 2011 – Advanced Analogic Technologies, Inc. (“AnalogicTech” or the “Company”) (Nasdaq: AATI), today announced that the Company’s Annual Meeting of Stockholders will be held on December 16, 2011, at 1:30 p.m. local time, at the offices of Wilson Sonsini Goodrich & Rosati, P.C., 650 Page Mill Road, Palo Alto, California 94304. The Company’s board of directors set October 21, 2011 as the record date for stockholders entitled to receive notice and to vote at its upcoming Annual Meeting of Stockholders.

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For More Information

Investor Contacts:

Lisa Laukkanen

The Blueshirt Group

415-217-4967

About Advanced Analogic Technologies, Inc.:

Advanced Analogic Technologies Incorporated (AATI), or AnalogicTech, develops advanced semiconductor system solutions that play a key role in the continuing evolution of feature-rich, energy efficient electronic devices. The company focuses on addressing the application-specific power management needs of consumer devices such as mobile handsets, digital cameras, tablets, notebooks, TV and LCD displays as well as devices in a broad range of industrial, medical and telecom applications. AATI also licenses device, process, package, and application-related technologies. Headquartered in Silicon Valley, AATI has design centers in Santa Clara and Shanghai, and Asia-based operations and logistics. For more information, please visit www.analogictech.com.

Additional Information and Where to Find It

Skyworks Solutions, Inc. (“Skyworks”) has filed a Registration Statement on Form S-4 and two amendments thereto (including Amendment No. 2 filed on September 9, 2011) containing a Preliminary Proxy Statement/Prospectus with the Securities and Exchange Commission (“SEC”) in connection with the merger agreement and the pending proposed merger, and Skyworks and AATI have each separately filed a number of Current Reports on Form 8-K relating to the

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pending proposed transaction, including Current Reports on Form 8-K and materials filed pursuant to SEC Rule 425 filed after the date of Amendment No. 2 to the Registration Statement on Form S-4. Upon the effectiveness of Skyworks’ Registration Statement on Form S-4, AATI also plans to file with the SEC and mail to its stockholders a definitive Proxy Statement/Prospectus in connection with the transaction. In light of the pending arbitration between Skyworks and AATI and the claims reported in associated Current Reports, investors should not rely on Amendment No. 2 to the Registration Statement for complete current information, but should instead look to the Current Reports on Form 8-K and other filings (including filings pursuant to SEC Rule 425) for information about Skyworks, AATI, the merger agreement and the pending proposed merger, and related matters. INVESTORS ARE CAUTIONED THAT THE REGISTRATION STATEMENT HAS NOT BEEN UPDATED SINCE THE FILING OF AMENDMENT NO. 2 ON SEPTEMBER 9, 2011. IMPORTANT DEVELOPMENTS HAVE OCCURRED SINCE THAT DATE THAT AFFECT THE MATTERS DESCRIBED IN THE REGISTRATION STATEMENT. THE REGISTRATION STATEMENT SHOULD THEREFORE NOT BE READ IN ISOLATION, WITHOUT ALSO READING SUBSEQUENTLY FILED CURRENT REPORTS ON FORM 8-K AND MATERIALS FILED UNDER RULE 425.

Investors and security holders are able to obtain free copies of documents filed by Skyworks and AATI through the website maintained by the SEC at http://www.sec.gov. In addition, investors and security holders may also obtain free copies of the documents filed by AATI by contacting AATI’s Investor Relations at The Blueshirt Group, Lisa Laukkanen, at (415) 217-4967 or by accessing AATI’s investor relations website at http://www.analogictech.com.

Participants in the Solicitation

Skyworks and AATI, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information about the directors and executive officers of Skyworks and AATI are set forth in Skyworks’ most recent Form 10-K/A, filed with the SEC on January 31, 2011, and AATI’s most recent Form 10-K/A, filed with the SEC on May 2, 2011, as well as Skyworks’ proxy statement dated, and filed with the SEC on, April 7, 2011. Investors may obtain additional information regarding the interests of Skyworks and its directors and officers, and AATI and its directors and executive officers, in the proposed transaction, by reading the amended Registration Statement, Current Reports on Form 8-K and materials filed pursuant to SEC Rule 425 as each becomes available.

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